Exhibit 99.1

                                THE MORTGAGE POOL

General

      The mortgage pool will consist of conventional one- to four-family, adjustable-rate and fixed-rate, fully-amortizing and balloon payment mortgage loans secured by first and second liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

Mortgage Rate Adjustment

      The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

      The mortgage rate on all of the adjustable-rate mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

      Substantially all of the adjustable-rate mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Prepayment Charges

      Approximately 78.37% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

      Substantially all of the adjustable-rate mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy. None of the fixed-rate mortgage loans or Seasoned Mortgage Loans are so insured.

      Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

      The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

      With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.27% per annum to 1.94% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

Mortgage Loan Characteristics

      The mortgage loans had an aggregate principal balance as of the Cut-off Date of approximately $300,000,118, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 98.78% of the mortgage loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 1.22% of the mortgage loans have fixed rates and are secured by second liens on the related mortgaged property.

      The average principal balance of the mortgage loans at origination was approximately $256,222. No mortgage loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $16,500. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $255,973. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $1,000,000 or less than approximately $13,936.

      As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 2.750% per annum to approximately 16.250% per annum and the weighted average mortgage rate was approximately 5.944% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 357 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to April 25, 1997, or after April 1, 2003, or will have a remaining term to maturity of less than 110 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is March 1, 2033.

      Approximately 45.51% and 0.11% of the mortgage loans have initial interest only periods of five and ten years, respectively.

      Approximately 7.09% of the fixed-rate mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date), are High CLTV Loans.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the mortgage loans was approximately 77.98%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any mortgage loan was greater than approximately 124.93% or less than approximately 11.89%.

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. As of the Cut-off Date, approximately 40.56% of the aggregate principal balance of the mortgage loans were recorded in the name of MERS.

      Approximately 1.03% of the sample mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date), are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 176 months.

      None of the mortgage loans are buydown mortgage loans.

      A substantial majority and possibly all of the sample fixed-rate mortgage loans (by aggregate principal balance as of the Cut-off Date) are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Approximately 99.20% of the adjustable-rate mortgage loans have not reached their first adjustment date as of the Closing Date.

      Approximately 78.37% of the mortgage loans provide for prepayment charges.

      Approximately 17.23% and 11.55% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the Radian PMI Rates have a weighted average of approximately 0.93% per annum

      Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        Principal Balances at Origination

                                                                              Percentage of
            Original                                                           Cut-off Date
          Mortgage Loan               Number of       Aggregate Unpaid          Aggregate
     Principal Balances ($)         Mortgage Loans    Principal Balance     Principal Balance
     ----------------------         --------------    -----------------     -----------------
      0.01 -    50,000.00 ......           31            $  1,026,319              0.34%
 50,000.01 -   100,000.00 ......           89               7,342,265              2.45
100,000.01 -   150,000.00 ......          163              21,019,912              7.01
150,000.01 -   200,000.00 ......          175              30,634,776             10.21
200,000.01 -   250,000.00 ......          173              38,720,144             12.91
250,000.01 -   300,000.00 ......          185              50,769,379             16.92
300,000.01 -   350,000.00 ......          101              33,006,822             11.00
350,000.01 -   400,000.00 ......          107              40,038,533             13.35
400,000.01 -   450,000.00 ......           43              18,127,636              6.04
450,000.01 -   500,000.00 ......           40              19,250,174              6.42
500,000.01 -   550,000.00 ......           17               9,073,348              3.02
550,000.01 -   600,000.00 ......           16               9,159,950              3.05
600,000.01 -   650,000.00 ......           19              12,055,587              4.02
650,000.01 -   700,000.00 ......            4               2,717,714              0.91
700,000.01 -   750,000.00 ......            6               4,419,562              1.47
750,000.01 -   800,000.00 ......            1                 800,000              0.27
800,000.01 -   850,000.00 ......            1                 838,000              0.28
950,000.01 - 1,000,000.00 ......            1               1,000,000              0.33
                                        -----            ------------            ------
   Total .......................        1,172            $300,000,118            100.00%
                                        =====            ============            ======

      The average principal balance of the mortgage loans at origination was approximately $256,222.

                    Principal Balances as of the Cut-off Date

                                                                                      Percentage of
                                                                                       Cut-off Date
     Current Mortgage Loan                   Number of        Aggregate Unpaid           Aggregate
     Principal Balances ($)                Mortgage Loans     Principal Balance      Principal Balance
     ----------------------                --------------     -----------------      -----------------
      0.01 -    50,000.00 ........                31             $  1,026,319               0.34%
 50,000.01 -   100,000.00 ........                89                7,342,265               2.45
100,000.01 -   150,000.00 ........               163               21,019,912               7.01
150,000.01 -   200,000.00 ........               176               30,834,736              10.28
200,000.01 -   250,000.00 ........               172               38,520,184              12.84
250,000.01 -   300,000.00 ........               185               50,769,379              16.92
300,000.01 -   350,000.00 ........               101               33,006,822              11.00
350,000.01 -   400,000.00 ........               108               40,436,143              13.48
400,000.01 -   450,000.00 ........                42               17,730,026               5.91
450,000.01 -   500,000.00 ........                40               19,250,174               6.42
500,000.01 -   550,000.00 ........                17                9,073,348               3.02
550,000.01 -   600,000.00 ........                16                9,159,950               3.05
600,000.01 -   650,000.00 ........                19               12,055,587               4.02
650,000.01 -   700,000.00 ........                 4                2,717,714               0.91
700,000.01 -   750,000.00 ........                 6                4,419,562               1.47
750,000.01 -   800,000.00 ........                 1                  800,000               0.27
800,000.01 -   850,000.00 ........                 1                  838,000               0.28
950,000.01 - 1,000,000.00 ........                 1                1,000,000               0.33
                                               -----             ------------             ------
   Total .........................             1,172             $300,000,118             100.00%
                                               =====             ============             ======

      As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $255,973.

                                 Mortgage Rates

                                                                    Percentage of
                                                                    Cut-off Date
                           Number of       Aggregate Unpaid           Aggregate
   Mortgage Rates (%)    Mortgage Loans    Principal Balance      Principal Balance
   ------------------    --------------    -----------------      -----------------
 2.500  - 2.999 .......         3             $    392,500               0.13%
 3.000  - 3.499 .......         7                1,457,500               0.49
 3.500  - 3.999 .......        33               10,179,926               3.39
 4.000  - 4.499 .......        68               21,132,973               7.04
 4.500  - 4.999 .......       149               43,591,512              14.53
 5.000  - 5.499 .......       154               43,166,259              14.39
 5.500  - 5.999 .......       188               49,907,737              16.64
 6.000  - 6.499 .......       129               33,329,670              11.11
 6.500  - 6.999 .......       170               44,107,069              14.70
 7.000  - 7.499 .......        68               17,998,786               6.00
 7.500  - 7.999 .......        62               14,667,498               4.89
 8.000  - 8.499 .......        27                5,327,857               1.78
 8.500  - 8.999 .......        31                6,840,582               2.28
 9.000  - 9.499 .......        13                2,386,444               0.80
 9.500  - 9.999 .......        14                1,467,174               0.49
10.000 - 10.499 .......        10                1,113,050               0.37
10.500 - 10.999 .......         8                  483,094               0.16
11.000 - 11.499 .......         7                  636,582               0.21
11.500 - 11.999 .......         7                  465,229               0.16
12.000 - 12.499 .......         2                   90,633               0.03
12.500 - 12.999 .......         9                  469,575               0.16
13.000 - 13.499 .......         2                  113,642               0.04
13.500 - 13.999 .......         4                  480,631               0.16
14.000 - 14.499 .......         1                   31,340               0.01
15.000 - 15.499 .......         3                  101,536               0.03
15.500 - 15.999 .......         2                   47,383               0.02
16.000 - 16.499 .......         1                   13,936               0.00
                            -----             ------------             ------
    Total .............     1,172             $300,000,118             100.00%
                            =====             ============             ======

      The weighted average mortgage rate of the mortgage loans was approximately 5.944% per annum.

                              Next Adjustment Date

                                                                           Percentage of
                                                                           Cut-off Date
                                 Number of         Aggregate Unpaid          Aggregate
     Next Adjustment Date     Mortgage Loans      Principal Balance      Principal Balance
     --------------------     --------------      -----------------      -----------------
Fixed-Rate Loans (N/A) .......        61             $  3,671,700               1.22%
March 1, 2003 ................         9                2,034,076               0.68
April 1, 2003 ................        16                2,783,975               0.93
May 1, 2003 ..................        27                5,860,221               1.95
June 1, 2003 .................        54               13,109,031               4.37
July 1, 2003 .................       132               38,049,259              12.68
August 1, 2003 ...............       320               87,880,470              29.29
September 1, 2003 ............        69               19,283,750               6.43
April 1, 2004 ................         1                  340,737               0.11
May 1, 2004 ..................         1                  157,760               0.05
June 1, 2004 .................         3                  366,151               0.12
July 1, 2004 .................         2                  265,764               0.09
August 1, 2004 ...............         2                  304,051               0.10
September 1, 2004 ............         3                  373,243               0.12
October 1, 2004 ..............         3                  656,503               0.22
November 1, 2004 .............         6                  953,635               0.32
December 1, 2004 .............        20                4,683,996               1.56
January 1, 2005 ..............        98               25,366,478               8.46
February 1, 2005 .............       169               41,746,041              13.92
March 1, 2005 ................        30                7,381,950               2.46
May 1, 2005 ..................         1                  133,036               0.04
July 1, 2005 .................         2                  476,109               0.16
September 1, 2005 ............         1                  120,191               0.04
December 1, 2005 .............         8                2,900,849               0.97
January 1, 2006 ..............        17                5,878,467               1.96
February 1, 2006 .............        33                7,922,278               2.64
March 1, 2006 ................         3                  933,100               0.31
October 1, 2007 ..............         1                  358,912               0.12
November 1, 2007 .............         4                  865,052               0.29
December 1, 2007 .............        11                3,234,130               1.08
January 1, 2008 ..............        36               13,594,609               4.53
February 1, 2008 .............        27                7,628,596               2.54
March 1, 2008 ................         2                  686,000               0.23
                                   -----             ------------             ------
   Total .....................     1,172             $300,000,118             100.00%
                                   =====             ============             ======

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the sample adjustable-rate mortgage loans will be approximately 17 months.

                                  Gross Margin

                                                                           Percentage of
                                                                           Cut-off Date
                                 Number of         Aggregate Unpaid          Aggregate
     Gross Margins (%)        Mortgage Loans       Principal Balance     Principal Balance
     -----------------        --------------       -----------------     -----------------
Fixed-Rate Loans (N/A) .......        61             $  3,671,700               1.22%
1.500 - 1.749 ................         1                  455,000               0.15
1.750 - 1.999 ................         9                3,083,314               1.03
2.000 - 2.249 ................        20                5,061,160               1.69
2.250 - 2.499 ................        32                7,396,366               2.47
2.500 - 2.749 ................       204               55,822,319              18.61
2.750 - 2.999 ................       345               96,723,171              32.24
3.000 - 3.249 ................       214               56,468,155              18.82
3.250 - 3.499 ................       112               28,386,372               9.46
3.500 - 3.749 ................        65               15,535,740               5.18
3.750 - 3.999 ................        33                9,140,791               3.05
4.000 - 4.249 ................        21                5,366,973               1.79
4.250 - 4.499 ................        12                3,361,474               1.12
4.500 - 4.749 ................         8                1,767,857               0.59
4.750 - 4.999 ................         9                1,744,419               0.58
5.000 - 5.249 ................        18                4,694,655               1.56
5.250 - 5.499 ................         2                  282,462               0.09
5.500 - 5.749 ................         1                  189,000               0.06
5.750 - 5.999 ................         2                  292,210               0.10
6.250 - 6.449 ................         1                  233,100               0.08
7.500 - 7.749 ................         1                  144,000               0.05
7.750 - 7.999 ................         1                  179,882               0.06
                                   -----             ------------             ------
     Total ...................     1,172             $300,000,118             100.00%
                                   =====             ============             ======

      As of the Cut-off Date, the weighted average Gross Margin of the sample adjustable-rate mortgage loans will be approximately 2.967% per annum.

                              Maximum Mortgage Rate

                                                                          Percentage of
                                                                           Cut-off Date
                                 Number of        Aggregate Unpaid           Aggregate
   Maximum Mortgage Rate (%)  Mortgage Loans      Principal Balance      Principal Balance
   -------------------------  --------------      -----------------      -----------------
Fixed-Rate Loans (N/A) .......        61             $  3,671,700               1.22%
   8.500 -  8.999 ............         3                  392,500               0.13
   9.000 -  9.499 ............         7                1,457,500               0.49
   9.500 -  9.999 ............        35               10,660,035               3.55
  10.000 - 10.499 ............        72               24,603,979               8.20
  10.500 - 10.999 ............       148               44,416,184              14.81
  11.000 - 11.499 ............       127               32,771,889              10.92
  11.500 - 11.999 ............       179               46,873,364              15.62
  12.000 - 12.499 ............       123               34,464,766              11.49
  12.500 - 12.999 ............       205               51,154,450              17.05
  13.000 - 13.499 ............        66               17,388,356               5.80
  13.500 - 13.999 ............        61               14,467,893               4.82
  14.000 - 14.499 ............        27                5,528,441               1.84
  14.500 - 14.999 ............        26                5,663,164               1.89
  15.000 - 15.499 ............        12                2,519,008               0.84
  15.500 - 15.999 ............        11                2,512,955               0.84
  16.000 - 16.499 ............         4                  600,995               0.20
  16.500 - 16.999 ............         3                  333,003               0.11
  17.000 - 17.499 ............         1                  280,950               0.09
  19.000 - 19.499 ............         1                  238,984               0.08
                                   -----             ------------             ------
     Total ...................     1,172             $300,000,118             100.00%
                                   =====             ============             ======

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the sample adjustable-rate mortgage loans will be approximately 11.906% per annum.

                            Initial Fixed-Rate Period

                                                                               Percentage of
                                                                               Cut-off Date
                                  Number of         Aggregate Unpaid            Aggregate
   Initial Fixed-Rate Period   Mortgage Loans       Principal Balance       Principal Balance
   -------------------------   --------------       -----------------       -----------------
Fixed-Rate Loans (N/A) .......         61              $  3,671,700                1.22%
Six Months ...................        627               169,000,782               56.33
Two Years ....................        338                82,596,308               27.53
Three Years ..................         65                18,364,030                6.12
Five Years ...................         81                26,367,299                8.79
                                    -----              ------------              ------
   Total .....................      1,172              $300,000,118              100.00%
                                    =====              ============              ======

                                Initial Rate Cap

                                                                              Percentage of
                                                                               Cut-off Date
                                 Number of          Aggregate Unpaid            Aggregate
     Initial Rate Cap (%)      Mortgage Loans       Principal Balance       Principal Balance
     --------------------      --------------       -----------------       -----------------
Fixed-Rate Loans (N/A) .......         61              $  3,671,700                1.22%
1.00 .........................        620               167,244,475               55.75
1.50 .........................          7                 1,756,307                0.59
3.00 .........................        484               127,327,637               42.44
                                    -----              ------------              ------
   Total .....................      1,172              $300,000,118              100.00%
                                    =====              ============              ======

                                Periodic Rate Cap

                                                                              Percentage of
                                                                               Cut-off Date
                                  Number of         Aggregate Unpaid            Aggregate
    Periodic Rate Cap (%)      Mortgage Loans       Principal Balance       Principal Balance
    ---------------------      --------------       -----------------       -----------------
Fixed-Rate Loans (N/A) .......         61              $  3,671,700                1.22%
1.00 .........................      1,102               294,105,454               98.04
1.50 .........................          9                 2,222,965                0.74
                                    -----              ------------              ------
   Total .....................      1,172              $300,000,118              100.00%
                                    =====              ============              ======

                        Original Loan-to-Value Ratios (1)

                                                                                          Percentage of
                                              Number of          Aggregate Unpaid     Cut-off Date Aggregate
Original Loan-to-Value Ratios (%)(1)        Mortgage Loans       Principal Balance      Principal Balance
------------------------------------        --------------       -----------------      -----------------
  0.01 -  20.00 ....................                 1              $    600,000                0.20%
 25.01 -  30.00 ....................                 4                 1,689,000                0.56
 30.01 -  35.00 ....................                 5                 1,128,745                0.38
 35.01 -  40.00 ....................                 8                 2,153,615                0.72
 40.01 -  45.00 ....................                 5                 2,032,891                0.68
 45.01 -  50.00 ....................                18                 5,594,794                1.86
 50.01 -  55.00 ....................                12                 3,459,308                1.15
 55.01 -  60.00 ....................                27                 7,741,647                2.58
 60.01 -  65.00 ....................                45                13,058,613                4.35
 65.01 -  70.00 ....................               163                47,466,543               15.82
 70.01 -  75.00 ....................                62                18,195,668                6.07
 75.01 -  80.00 ....................               413               106,862,471               35.62
 80.01 -  85.00 ....................                22                 5,831,434                1.94
 85.01 -  90.00 ....................               184                45,160,404               15.05
 90.01 -  95.00 ....................               136                33,620,411               11.21
 95.01 - 100.00 ....................                57                 5,144,111                1.71
105.01 - 110.00 ....................                 2                    59,606                0.02
110.01 - 115.00 ....................                 1                    29,963                0.01
115.01 - 120.00 ....................                 2                    53,215                0.02
120.01 - 125.00 ....................                 5                   117,680                0.04
                                                 -----              ------------              ------
   Total ...........................             1,172              $300,000,118              100.00%
                                                 =====              ============              ======

      The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 11.89% and 124.93%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 77.98%.

----------
(1) With respect to the fixed-rate mortgage loans, the combined loan-to-value ratio.

                                 Occupancy Types

                                                                         Percentage of
                                                                         Cut-off Date
                             Number of         Aggregate Unpaid            Aggregate
Occupancy Type             Mortgage Loans      Principal Balance       Principal Balance
--------------             --------------      -----------------       -----------------
   Owner Occupied .......        987              $256,951,524               85.65%
   Investor .............        168                38,525,428               12.84
   Second Home ..........         17                 4,523,166                1.51
                               -----              ------------              ------
       Total ............      1,172              $300,000,118              100.00%
                               =====              ============              ======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                   Percentage of
                                                                                                    Cut-off Date
                                                        Number of         Aggregate Unpaid            Aggregate
Loan Program and Documentation Type                   Mortgage Loans      Principal Balance       Principal Balance
-----------------------------------                   --------------      -----------------       -----------------
   Progressive Series Program (Full
   Documentation) ...................................       290              $ 63,259,559               21.09%
   Progressive Series Program (Limited
   (Stated) Documentation) ..........................       313                93,965,277               31.32
   Progressive Express(TM) No Doc Program
   (Verified Assets) ................................        13                 2,669,018                0.89
   Progressive Express(TM) No Doc Program
   (No Documentation) ...............................        99                24,758,539                8.25
   Progressive Express(TM) Program (Verified
   Assets) ..........................................       237                65,261,750               21.75
   Progressive Express(TM) Program (Non
   Verified Assets) .................................       220                50,085,976               16.70
                                                          -----              ------------              ------
        Total .......................................     1,172              $300,000,118              100.00%
                                                          =====              ============              ======

                                 Risk Categories

                                                                                     Percentage of
                                                                                     Cut-off Date
                                         Number of         Aggregate Unpaid            Aggregate
            Credit Grade               Mortgage Loans      Principal Balance       Principal Balance
            ------------               --------------      -----------------       -----------------
A+(1) ..............................         345              $ 93,994,804               31.33%
A(1) ...............................         291                73,056,826               24.35
A-(1) ..............................           8                 1,874,733                0.62
CX(1) ..............................           1                   144,000                0.05
Progressive Express(TM)I(2) ........         268                68,331,261               22.78
Progressive Express(TM)II(2) .......         229                56,504,538               18.83
Progressive Express(TM)III(2) ......          15                 3,144,201                1.05
Progressive Express(TM)IV(2) .......           8                 1,335,792                0.45
Progressive Express(TM)V(2) ........           4                   992,267                0.33
Progressive Express(TM)VI(2) .......           3                   621,697                0.21
                                           -----              ------------              ------
     Total .........................       1,172              $300,000,118              100.00%
                                           =====              ============              ======

----------
(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV and V, respectively. All of the Seasoned Mortgage Loans have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

                                 Property Types

                                                                                        Percentage of
                                                                                        Cut-off Date
                                            Number of         Aggregate Unpaid            Aggregate
          Property Type                  Mortgage Loans       Principal Balance       Principal Balance
          -------------                  --------------       -----------------       -----------------
Single-Family ..................                709              $178,563,738               59.52%
De Minimis PUD .................                191                58,459,301               19.49
Condominium ....................                149                31,680,735               10.56
Planned Unit Development .......                 58                11,911,792                3.97
Two-Family .....................                 29                 8,466,365                2.82
Three-Family ...................                 14                 4,517,345                1.51
Four-Family ....................                 13                 3,965,052                1.32
Hi-Rise Condo ..................                  7                 2,149,189                0.72
CondoHotel .....................                  1                   211,000                0.07
Manufactured ...................                  1                    75,600                0.03
                                              -----              ------------              ------
   Total .......................              1,172              $300,000,118              100.00%
                                              =====              ============              ======

                 Geographic Distribution of Mortgaged Properties

                                                                                             Percentage of
                                                                                             Cut-off Date
                                                 Number of         Aggregate Unpaid            Aggregate
                    State                     Mortgage Loans       Principal Balance       Principal Balance
                    -----                     --------------       -----------------       -----------------
California ..................................        734              $209,053,058               69.68%
Florida .....................................         73                13,491,068                4.50
Michigan ....................................         57                 9,645,724                3.22
Other (less than 3% in any one state) .......        308                67,810,269               22.60
                                                   -----              ------------              ------
   Total ....................................      1,172              $300,000,118              100.00%
                                                   =====              ============              ======

      No more than approximately 0.84% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) will be secured by mortgaged properties located in any one zip code.

                                  Loan Purposes

                                                                               Percentage of
                                                                               Cut-off Date
                                   Number of         Aggregate Unpaid            Aggregate
          Loan Purpose          Mortgage Loans       Principal Balance       Principal Balance
          ------------          --------------       -----------------       -----------------
Purchase ......................        614              $150,880,912               50.29%
Cash-Out Refinance ............        387               104,039,845               34.68
Rate and Term Refinance .......        159                44,755,324               14.92
Debt Consolidation ............         11                   282,078                0.09
Home Improvement ..............          1                    41,960                0.01
                                     -----              ------------              ------
   Total ......................      1,172              $300,000,118              100.00%
                                     =====              ============              ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.